QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

CONSENT OF ERNST & YOUNG LLP
INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Amendment No. 3 to Form F-3 No. 333-85922) and related Prospectus of Cardiome Pharma Corp. (the "Company") for the registration of 9,620,988 common shares of our report dated February 5, 2003 with respect to the consolidated financial statements of the Company for the year ended November 30, 2002 included in this Annual Report (Form 20-F).

Vancouver, Canada
May 5, 2003	Chartered Accountants

QuickLinks

  Exhibit 10.1
CONSENT OF ERNST & YOUNG LLP INDEPENDENT CHARTERED ACCOUNTANTS